UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: (Date of earliest event reported): January 28, 2005

Chico’s FAS, Inc.

(Exact Name of Registrant as Specified in its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

0-21258	59-2389435

(Commission File Number)	(IRS Employer Identification No.)

11215 Metro Parkway, Fort Myers, Florida	33912

(Address of Principal Executive Offices)	(Zip code)

(239) 277-6200
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Stock Options to Executive Officers and Other Employees. Effective on January 31, 2005, after consideration of presentations and recommendations of management and such other matters and information as deemed appropriate, the Compensation and Benefits Committee (the “Committee”) of the Board of Directors of Chico’s FAS, Inc. (the “Company”) approved grants of stock options aggregating 611,000 stock options to the Company’s executive officers and certain other officers pursuant to and under the Company’s 2002 Omnibus Stock and Incentive Plan (the “2002 Omnibus Plan”). The exercise price per share of common stock under the foregoing options is $52.68 and are otherwise subject to the terms of the 2002 Omnibus Plan and the respective stock option certificate. The form of stock option certificate for employees, including as to the foregoing stock options, is filed as Exhibit 10.1 and incorporated herein by reference. In addition, the forms of stock option certificate that the Company utilizes in connection with the grant of stock options to its non-management directors, as they may occur from time to time, are filed collectively as Exhibit 10.2.

Restricted Stock Awards to Executive Officers and Other Employees. Effective on January 31, 2005, after consideration of presentations and recommendations of management and such other matters and information as deemed appropriate, the Committee granted an aggregate of 70,200 restricted shares of the Company’s common stock to the Company’s executive officers and certain other officers pursuant to and under the 2002 Omnibus Plan. The shares of restricted stock will vest 100% on the date which is three years after the effective date of the grant and some or all of the vesting may accelerate under certain circumstances as more specifically provided for in the respective restricted stock agreement. The restricted stock awards are otherwise subject to the terms of the 2002 Omnibus Plan and the respective restricted stock agreement. The form of restricted stock agreement for employees is filed as Exhibit 10.3 and incorporated herein by reference.

Restricted Stock Awards to Non-Management Directors. Effective on January 31, 2005, after consideration of presentations and recommendations of management and such other matters and information as deemed appropriate, the Board of Directors of the Company granted an aggregate of 17,500 restricted shares of the Company’s common stock to the Company’s non-management directors pursuant to and under the 2002 Omnibus Plan. The shares of restricted stock will vest ratably in equal one third annual increments over the three year period after the effective date of the grant and some or all of the vesting may accelerate under certain circumstances as more specifically provided for in the respective restricted stock agreement. The restricted stock awards are otherwise subject to the terms of the 2002 Omnibus Plan and the respective restricted stock agreement. The form of restricted stock agreement for non-management directors is filed as Exhibit 10.4 and incorporated herein by reference.

2005 Cash Bonus Incentive Plan. Effective on January 31, 2005, after consideration of presentations and recommendations of management and such other matters and information as deemed appropriate, the Committee approved and recommended and the Board of Directors of the Company approved and adopted the following employee cash bonus plan, which has at least one executive officer as an eligible participant:

The Chico’s FAS, Inc. 2005 Cash Bonus Incentive Plan (the “2005 Cash Bonus Plan”), a copy of which is attached hereto as Exhibit 10.5.

Under the 2005 Cash Bonus Plan, certain employees of the Company, including its executive officers, are eligible to receive basic bonuses for the first six months of the 2005 fiscal year and for the second six months of the 2005 fiscal year if the Company’s earnings per share for the applicable period exceed its targeted earnings per share for the respective period. The amount of the bonus for each participating employee for the applicable period depends on the amount by which the Company’s earnings per share for the applicable period exceed its targeted earnings per share for the applicable period, the bonus percentage assigned to the employee by the Board of Directors or the Compensation Committee and the base salary of the employee. Under the 2005 Cash Bonus Plan, the maximum basic bonuses payable to the Company’s executive officers range from 60% of his or her base salary to 200% of his or her base salary, depending on the executive officer’s corporate title and responsibilities.

In addition, under the 2005 Cash Bonus Plan, certain select officers of the Company, including its executive officers, are eligible to receive a supplemental bonus for the full 2005 fiscal year if the Company has achieved its overall financial plan and then a portion of such supplemental bonus can be earned only if the gross profit margin for the 2005 fiscal year for the Company or for the officer’s operating division, as applicable, exceeds the targeted gross profit margin for 2005 for the Company or the operating division, as the case may be, by a minimum specified amount and a separate portion of such supplemental bonus can be earned only if the comparable store sales increase for 2005 for the Company or for the officer’s operating division, as applicable, exceeds the targeted comparable store sales increase for 2005 for the Company or the operating division, as the case may be. The amount of the bonus for each participating officer depends on the actual amount by which the applicable gross profit margin for the 2005 fiscal year exceeds the applicable targeted gross profit margin by more than the minimum specified amount, the actual amount by which the applicable comparable store sales increase exceeds the applicable targeted comparable store sales increase, the bonus percentage assigned to the officer by the Board of Directors or the Compensation Committee and the base salary of the officer. Under the 2005 Cash Bonus Plan, the maximum supplemental bonuses payable to the Company’s executive officers range from 30% of his or her base salary to 50% of his or her base salary, depending on the executive officer’s corporate title and responsibilities.

ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits.

     10.1 Form of the Chico’s FAS, Inc. 2002 Omnibus Stock and Incentive Plan Stock Option Certificate for Employees

     10.2 Forms of the Chico’s FAS, Inc. 2002 Omnibus Stock and Incentive Plan Stock Option Certificate for Non-management Directors

     10.3 Form of the Chico’s FAS, Inc. 2002 Omnibus Stock and Incentive Plan Restricted Stock Agreement for Employees

     10.4 Form of the Chico’s FAS, Inc. 2002 Omnibus Stock and Incentive Plan Restricted Stock Agreement for Non-management Directors

     10.5 2005 Cash Bonus Incentive Plan

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICO’S FAS, INC.
Date: February 3, 2005	By: /s/ Michael J. Kincaid Michael J. Kincaid, Vice President -Finance, Chief Accounting Officer and Assistant Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Form of the Chico’s FAS, Inc. 2002 Omnibus Stock and Incentive Plan Stock Option Certificate for Employees

10.2	Forms of the Chico’s FAS, Inc. 2002 Omnibus Stock and Incentive Plan Stock Option Certificate for Non-management Directors

10.3	Form of the Chico’s FAS, Inc. 2002 Omnibus Stock and Incentive Plan Restricted Stock Agreement for Employees

10.4	Form of the Chico’s FAS, Inc. 2002 Omnibus Stock and Incentive Plan Restricted Stock Agreement for Non-management Directors
10.5	2005 Cash Bonus Incentive Plan